SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K
Current Report
______________

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2010 (January 1, 2010)

MangoSoft, Inc.
(Exact name of Registrant as specified in charter)

Nevada	0-30781	87-0543565
(State or other	(Commission file	(I.R.S. Employer
jurisdiction of	number)	Identification Number)
incorporation)

108 Village Square, Suite 315
Sommers, New York   10589
(Address of Principal Executive Offices)

29 Riverside Street, Suite A, MS A-8
Nashua, New Hampshire  03062
 (Prior Address if Changed From Last Report)

(914) 669-5333
 (Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

Effective December 31, 2009, the Company and Built Right Networks, LLC (“Built Right”) entered into a Hosting License Agreement. Under the terms of this new non-exclusive license, commencing January 1, 2010, Built Right will independently maintain, host and support the Company suite of software offerings and service the Company’s existing customers. Built Right will have the rights to and responsibility for these former client accounts and collect any and all fees related thereto. The Company retains all intellectual property rights. Built Right retains the right to use the Company’s trademarks under the terms of the hosting agreement and will maintain the Company’s web-site for the purposes of continuing these services.  A copy of the Hosting Licensing Agreement is attached as Exhibit 99.01.

Item 1.02  Termination of a Material Definitive Agreement

Effective December 31, 2009, the Company and Built Right terminated their Commissioned Reseller Agreement, as well as all other agreements then in effect, in favor of the Hosting Licensing Agreement (See, Item 5.01 above).  The financial arrangements between the Company and Built Right terminate with this new agreement.

Item 7.01  Regulation FD Disclosure

On January 29, 2010, the Company announced in a press release (MangoSoft Completes Restructuring of Software Business) that the Company terminated its existing agreements with Built Right in favor of a new Hosting License Agreement. Under the terms of this new non-exclusive license, commencing January 1, 2010, Built Right will independently maintain, host and support the Mangosoft suite of software offerings and service existing Company customers. Built Right will have the rights to and responsibility for these former client accounts of the Company and collect any and all fees related. The Company retains all intellectual property rights. Built Right retains the right to use the Company’s trademarks and will maintain the Company’s web-site for the purposes of continuing these services.  A copy of the press release is attached hereto as Exhibit 99.02.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit  99.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

a.	Financial Statements of Businesses Disposed.
None.

b.	Pro Forma Financial Information.
None.

c.	Exhibits.
99.01	Hosting License Agreement
99.02	Press Release Dated January 29, 2010.

Signatures

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2010	MangoSoft, Inc. (Registrant)

/s/ Dennis M. Goett
Dennis M. Goett/ COO